Piper Jaffray Healthcare Conference December 2015 Investor Presentation

Disclosure To the extent statements contained in this presentation are not descriptions of historical facts regarding Presbia PLC and its subsidiaries (collectively “Presbia,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “intends,” or “continue,” or the negative of these terms or other comparable terminology. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding: (i) the initiation, timing, progress and results of our clinical trials, our regulatory submissions and our research and development programs; (ii) our ability to advance our products into, and successfully complete, clinical trials; (iii) our ability to obtain pre-market approvals; (iv) the commercialization of our products; (v) the implementation of our business model, strategic plans for our business, products and technology; (vi) the scope of protection we are able to establish and maintain for intellectual property rights covering our products and technology; (vii) estimates of our expenses, future revenues, growth of operations, capital requirements and our needs for additional financing; (viii) the timing or likelihood of regulatory filings and approvals; (ix) our financial performance; (x) developments relating to our competitors and our industry; and (xi) statements regarding our markets, including the estimated size and anticipated growth in those markets. Various factors may cause differences between our expectations and actual results, including those risks discussed under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2015 and those risks discussed under “Risk Factors” in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission on May 15, 2015, August 4, 2015 and November 13, 3015. Except as required by law, we assume no obligation to update these forward-looking statements publicly or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Business Highlights

PRESBIA

Best-in-Class Microlens Technology	• Refractive corneal inlay restores reading vision—average 6 lines of improvement • Wide range of lens size refractive powers to offer patients a customized therapy • Compatible with other ophthalmic surgical procedures (e.g. cataract surgery)
Clear FDA Pathway	• CE-marked with over 1000 lenses safely implanted globally • FDA two-stage clinical trial: 421 U.S. patients received Presbia Flexivue Microlens™ • 24-month follow-up expected to lead to FDA approval Q4 2018
Large, Underserved Presbyopia Opportunity	• 114 million presbyopes in the U.S.; 1.8 billion worldwide (2014)* • 4,000+ ophthalmic surgery centers with no effective treatment of presbyopia • Ophthalmic surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers • Compelling surgery center economics: 100% private pay, ~10 minute procedure time, leverage large installed base of femtosecond lasers
Commercial Strategy	• Two beach-heads • Now: Asia Pacific—South Korea (18.3 million presbyopes)* • Next: Europe—Germany (37.3 million presbyopes)*

*Source: 2014 Market Scope.

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Presbyopia Surgery is the Missing Piece in Refractive Surgery

PRESBIA

Currently There is No Established Surgical Market for the 40–60 Year Old Patient Pool



LASIK
Presbyopia
Cataract
Patient Age
20
30
40
50
60
70
80

Refractive Surgery Centers		Presbia Flexivue Microlens™ Procedure
• Hit hard by flat-to-declining LASIK procedure volumes, overcapacity, and LASIK procedure price erosion • Highly receptive to new private pay presbyopia procedure requiring no capital outlay	→	• No capital expenditure required • Simple surgical procedure, short leaning curve • 100% private pay; ~10 minute procedure

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Presbyopia A Loss of Near Vision Affecting the Majority of People over the Age of 40 The Inconvenience of Presbyopia Glasses off / on; lost glasses (can’t find them when you need them), etc. Hassle of daily maintenance of contact lenses, especially among active people Difficulty seeing text/images on personal electronic devices such as cell phones, tablets The Vanity Factor Reading glasses are one of the most ubiquitous signs of aging Recent Bausch & Lomb survey found “almost half of women over the age of 40 admit to feeling embarrassed, frumpy, or annoyed when reaching for reading glasses” Clinical Advantages of the Presbia Flexivue Microlens™ Presbia Flexivue Microlens™ is tailorable to a patient’s specific, desired near visual acuity reading distance Crystal clear material that is not visible to the naked eye Outstanding safety profile and compatible with other ophthalmic procedures Average of 6 lines improvement

Large, Underserved And Growing Market Opportunity Demographic-Driven Market Growth 1.8 Billion Presbyopes (billions) Source: 2013 Market Scope. United States (113) Western Europe (165) Latin America (140) China (423) India (249) Rest of World (542) Other Wealthy Nations (71) Japan (58) (millions)

Clear U.S. Regulatory Pathway Targeted U.S. IDE Regulatory Pathway – Presbia Flexivue Microlens™ Q3 2014: 75th patient treated (6 sites) Q2 2015: Continuance of enrollment in U.S. (346 total subjects at 11 sites) Q4 2018: Receive PMA approval Submit Annual Report to FDA that includes data for all subjects through 36 months Q3 2015: Submit interim safety report to FDA (6 month data on 52 subjects) Q1 2017: Submit PMA Module 3 to FDA for review and approval Q4 2017: Submit PMA Module 4 to FDA (24 month data on minimum of 300 subjects) Submit Annual Report to FDA 2014 2015 2016 2017 2018 2019 Q2 2014: Commencement of pivotal trial (75 subjects) Q4 2014: Submitted interim safety report to FDA (3 month data on 75 subjects); received FDA letter stating no further information required at this time ü ü ü ü ü Q1 2015: Q2 2016: Submit PMA Module 1 to FDA for review and approval Q4 2016: Submit PMA Module 2 to FDA for review and approval Submit Annual Report to FDA

U.S. Pivotal Trial January 2015: Submitted interim safety report to FDA, which included 6-month data on 52 subjects (a total of 75 subjects were implanted at six investigational sites in the first stage of this trial) February 2015: Approved to begin 2nd stage enrollment; we were permitted to enroll at 15 investigational sites, and we used 11 of 15 to complete 2nd stage enrollment Enrollment started and first surgery performed September 2015: Completion of 2nd stage enrollment (a total of 346 subjects) Q4 2017: Submit clinical data in Final PMA Module to FDA (300 subjects, 2 year data) U.S. Staged Pivotal Clinical Trial Timeline No unanticipated adverse device effects reported to date 71 adverse events reported in operated eyes to date; majority easily treated Safety Data (Total of 421 Subjects 9/11/2015)

Focused Commercialization Strategy Phase 1 Asia Pacific South Korea Europe Germany Key Accounts Australia/New Zealand Ireland Netherlands Canada Phase 2 Asia Pacific Expansion as warranted: Japan, Malaysia, Singapore, Thailand Europe Expansion as warranted: Spain, Italy, UK, other Phase 3 North America United States*, Canada, Mexico *Contingent on FDA approval

Phase 1 Focus Markets Asia Pacific & Europe Country Selection Criteria Initially create beach head in two most developed ophthalmology regions of the world outside of US: Asia Pacific and Europe Countries with several 1 million+ metro areas Large presbyopia population, high presbyopia per capita Ability to buy: household income Desire to buy: high LASIK penetration Ability to do procedure: high number of refractive surgeons, laser centers and number of lasers Direct response marketing permitted

Phase 1 Focus Markets South Korea & Germany Sustained Resource Concentration – Few countries, more clinics and more customers Multiple refractive practices per metro area to create competition Start lead generation marketing and PR in each metro area Go deep – hands-on with clinic Saturate each city: surgical trainer, clinical applications specialist, business development director, sales account manager & marketing Germany South Korea

Surgeon Demand Creation Clinical support = Accelerated commercial growth Surgeon & clinic engagement 5 Ongoing surgeon and clinic support to optimize patient outcomes and enhance commercialization 4 Surgeon certification 3 Wet labs 2 Lead Generation Training Improved Performance Through Higher Close Rates 1 Symposium launch Patient recruitment for certification

Patient Demand Creation Multiple Accounts Per City = Enhanced Penetration & Performance Marketplace Momentum 5 Competition is created between surgeons within individual refractive practices 4 Competition is created between refractive practices 3 Presbia lead generation marketing 2 Consumer PR begins – patient and surgeon testimonials, social media Lead Generation Procedures Improved Performance Through Higher Close Rates 1 Clinic co-op lead generation marketing

The LASIK Perspective Country Population LASIK Cases (2013 Units) LASIK Penetration of Population South Korea 49,000,000 139,000 0.28% Germany 81,000,000 135,000 0.17% LASIK MARKET LASIK is a procedure to eliminate the need for distance glasses. The presbyopia market is approximately 1.6 times the size of the LASIK market. Source: 2012 Market Scope.

Clearly Differentiated Microlens Technology

Microlens Surgical Procedure 10 Minute Procedure Utilizing Existing Femtosecond Laser Femtosecond Laser 1 Creates a pocket in patient’s cornea 3 2 Proprietary Inserters Surgeon uses inserter to implant lens in patient’s cornea Self-Sealing Pocket Pocket self-seals, holding lens in place at center of visual axis Proprietary Reusable Insertion Tools Single Use Inserter Disposable

Presbia Flexivue Microlens™ Best In Class Solution

PRESBIA

Presbia Flexivue Microlens™
Designed to Eliminate Need for Reading Glasses

- **Intracorneal Refractive Lens** implanted in a pocket in cornea of non-dominant eye
- **Hydrophilic Acrylic Material** similar to that used in IOLs for > 20 years
- **A True "Microlens"** with 3.2 mm diameter and edge thickness of 0.015 mm
- **Offered In A Wide Range Of Powers** ranging from +1.5 diopter to +3.5 diopter, in 0.25 diopter increments
- **Invisible To The Naked Eye** once implanted
- **Compatible** with other ophthalmic diseases (e.g., cataract)
- **Platform For Future Technologies**



Actual Size
3.2 mm Overall Diameter
0.51 mm Central Hole Diameter
1.6 mm Central Zone Diameter
Boundary between Central and Optic Zones Shown by Imaginary Line
MM
10
20
30
40
1/2MM
Optic Zone
Central Zone
1.6 mm Central Zone Diameter
Boundary between Central and Optic Zones Shown by Imaginary Line
0.015 mm Edge Thickness
0.51 mm Central Hole Diameter
Center Thickness Varies by Lens Power

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Presbia’s Microlens Clinical Results Average Preop UCVA-near Starting Point = 20/110 Average Postop UCVA-near Ending Point = 20/27 Average 6 Lines of Improvement in Near-Vision Source: Presbia post-market surveillance study (CPL-10-002).

Intellectual Property

PRESBIA

U.S. Patents

- Five patents issued:
  - Lens Holder Apparatus and System Method (US 8,869,975 B2)
  - Lens Inserter Apparatus and Method (US 9,017,401 B2)
  - Lens Injector Apparatus and Method (US 8,454,687 B2)
  - Lens Injector Apparatus System and Method (US 9,010,817 B2)
  - Method for Laser Cutting a Corneal Pocket (US 9,168,175 B2)
- Two patents pending (patent applications):
  - Lens Inserter Assembly
  - System for Monitoring and Tracking Patient Outcomes After Surgical Implantation of an Intracorneal Lens

Foreign Patents

- Lens Holder Apparatus and System Method
  - Issued: Canada
  - Allowed, waiting for issue: China
  - Awaiting Examination: Australia, Europe, Israel, Japan, Korea, Russia, India, Brazil
- Lens Inserter Apparatus and Method
  - Issued: Japan, China, Australia
  - Allowed, waiting for issue: Israel
  - Pending: Canada, Europe, Korea
- Lens Injector Apparatus and Method
  - Pending: Japan, Korea
- Method for Laser Cutting a Corneal Pocket
  - Pending: Australia, Canada, China, Europe, Hong Kong, Israel, Japan, Korea

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Clearly Differentiated Microlens Technology

PRESBIA

	Presbia FlexivueMicrolens™	**AcuFocus KAMRA**	**ReVision Optics Raindrop**
	Intracorneal Refractive Lens; Implanted in a Pocket	**Creates a Pinhole Effect; Implanted in a Pocket**	**Adds Bulk to Cornea; Implanted under a LASIK-like Flap**
			
Wide Range of Refractive Powers	✓	X	X
Aesthetically Appealing	✓	X	✓
Designed to be Replaced	✓	X	X
Tissue Sparing Procedure	✓	X (Is if placed in pocket and patient is -0.75 D)	X

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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Manufacturing Completed construction of 4,000 square-foot, two-part (wet/dry) manufacturing facility in Q3 2013 Approved to manufacture devices for U.S. IDE by State of California FDA in 2013 Sufficient capacity to handle projected Presbia Flexivue Microlens™ volume through U.S. launch Approved to manufacture devices for OUS sale by Intertek (ISO 13485:2012 certified) Additional third-party manufacturing facility in Israel supplies product for all current OUS requirements Distribution facilities in Ireland and the Netherlands Irvine, CA Manufacturing Facility

Experienced Leadership Team & Board Richard Fogarty Chief Accounting Officer & VP Finance Vanessa Tasso Vice President of Clinical Affairs John Strobel Vice President of Sales Vlad Feingold Chief Technology Officer & Director Todd Cooper President, Chief Executive Officer & Director Randy Thurman Executive Chairman Richard Ressler Director Bob Cresci Director Gerd Auffarth Director Zohar Loshitzer Director EXECUTIVE BOARD

Business Highlights

PRESBIA

Best-in-Class Microlens Technology

- Refractive corneal inlay restores reading vision—average 6 lines of improvement
- Wide range of lens size refractive powers to offer patients a customized therapy
- Compatible with other ophthalmic surgical procedures (e.g. cataract surgery)

Clear FDA Pathway

- CE-marked with over 1000 lenses safely implanted globally
- FDA two-stage clinical trial: 421 U.S. patients received Presbia Flexivue Microlens™
- 24-month follow-up expected to lead to FDA approval Q4 2018

Large, Underserved Presbyopia Opportunity

- 114 million presbyopes in the U.S.; 1.8 billion worldwide (2014)*
- 4,000+ ophthalmic surgery centers with no effective treatment of presbyopia
- Ophthalmic surgeons are highly motivated to develop this market to replace lost LASIK volumes and utilize installed base of expensive femtosecond lasers
- Compelling surgery center economics: 100% private pay, ~10 minute procedure time, leverage large installed base of femtosecond lasers

Commercial Strategy

- Two beach-heads
- Now: Asia Pacific—South Korea (18.3 million presbyopes)*
- Next: Europe—Germany (37.3 million presbyopes)*

*Source: 2014 Market Scope.

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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PRESBIA

Presbia PLC (Headquarters)
120-121 Lower Baggot St.
Dublin 2, Ireland
tel: +353-1-659-9446

Presbia Coöperatief U.A.
Pieter Pauwstraat 2A – I · 1017 ZJ Amsterdam, Netherlands
tel: +31-20-7084-556 · fax: +31-20-7084-556

PresbiBio LLC
8845 Irvine Center Dr., Suite 100 · Irvine, CA 92618
tel: +1-949-502-7010 · fax: +1-323-832-8447

info@presbia.com • www.presbia.com

Caution: Investigational Device. Limited by Federal (or United States) law to investigational use.

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